UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2018

Ditech Holding Corporation

(Exact Name of Registrant as Specified in its Charter)

Maryland	001- 13417	13-3950486
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Virginia Drive, Suite 100

Fort Washington, PA 19034

(Address of principal executive offices, including zip code)

(844) 714-8603

(Registrant’s telephone number, including area code)

Walter Investment Management Corp.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note:

As previously disclosed, on November 30, 2017, Walter Investment Management Corp. filed a voluntary petition (the “Bankruptcy Petition,” and the case commenced thereby, the “Chapter 11 Case”) under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Court”) to pursue its previously announced Prepackaged Chapter 11 Plan of Reorganization, dated November 6, 2017. On January 17, 2018, the Court approved the Amended Prepackaged Chapter 11 Plan of Walter Investment Management Corp. and the Affiliate Co-Plan Proponents (as confirmed, the “Prepackaged Plan”), and on January 18, 2018, entered an order confirming such approval (the “Confirmation Order”). The Prepackaged Plan and the Confirmation Order were previously filed by the Company (as defined below) as Exhibit 2.1 to its Current Report on Form 8-K, filed on January 19, 2018.

On February 9, 2018 (the “Effective Date”), the Prepackaged Plan became effective pursuant to its terms and the Company emerged from the Chapter 11 Case. The name of Walter Investment Management Corp. was, on the Effective Date, changed to Ditech Holding Corporation (the “Company”).

On February 9, 2018, the Company filed a Form 8-K with the Securities and Exchange Commission (as amended on February 12, 2018, the “Original 8-K”) describing the material terms of the Company’s emergence from the Chapter 11 Case.

The sole purpose of this Amendment No. 2 on Form 8-K/A is to (i) provide an update as to the composition of the committees of the Board of Directors (the “Board”) and the appointment of the Chairman of the Board, and (ii) correct typographical errors in Exhibit A to Exhibit 3.1, including the definition of “conversion multiple”.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The following provides an update to the committee composition of the Board and the Board’s Chairman. No other changes or amendments are made to Item 5.02 of the Original 8-K.

As previously announced, as of the Effective Date, the Board of Directors of the Company consists of the following nine directors: continuing directors George M. Awad, Daniel G. Beltzman, and Neal P. Goldman and new directors David S. Ascher, Seth L. Bartlett, John R. Brecker, Thomas F. Marano, Thomas G. Miglis and Samuel T. Ramsey.

On February 9, 2018, the Board of Directors established and made the following committee appointments:

•	Audit Committee: John R. Brecker, Neal P. Goldman and Samuel T. Ramsey.

•	Compensation and Human Resources Committee: David S. Ascher, Seth L. Bartlett, Daniel G. Beltzman, Thomas F. Marano and Thomas G. Miglis.

•	Nominating and Corporate Governance Committee: David S. Ascher, George M. Awad, Daniel G. Beltzman, John R. Brecker and Thomas F. Marano.

•	Compliance Committee: George M. Awad, Neal P. Goldman and Samuel T. Ramsey.

•	Technology and Operations Committee: David S. Ascher, Seth L. Bartlett and Thomas G. Miglis.

•	Finance Committee: John R. Brecker, Thomas F. Marano and Samuel T. Ramsey.

In addition, on February 9, 2018, the Board appointed Thomas F. Marano as its Chairman.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits

See Exhibit Index

EXHIBIT INDEX

Exhibit No.	Description

3.1	Articles of Amendment and Restatement, including the Articles Supplementary for the Mandatorily Convertible Preferred Stock attached thereto as Exhibit A, dated as of February 9, 2018 (as filed with the State Department of Assessment and Taxation of Maryland).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ditech Holding Corporation

Date: February 13, 2018	By:	/s/ John J. Haas
John J. Haas, General Counsel, Chief Legal Officer and Secretary